UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 19, 2005

NEOGEN CORPORATION

(Exact name of registrant as specified in its charter)

MICHIGAN	0-17988	38-2367843
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

620 LESHER PLACE

LANSING, MICHIGAN 48912

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: 517-372-9200

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends the Form 8-K filed with the Securities and Exchange Commission on December 21, 2005 by including the financial statements and pro forma information referred to below.

On December 19, 2005, Neogen Corporation (together with its subsidiaries, the “Company”) purchased certain assets of the dairy antibiotics business of UCB FD Bioproducts, a division of Belgium based UCB Group. Consideration for the sale was $14.7 million in cash, plus transaction costs and potential secondary payments of up to $4.3 million. The source of the cash consideration was available cash balances and borrowings under the Company’s credit line.

SECTION 9—FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired—UCB FD Bioproducts (A division of UCB Group)

Attached as Exhibit 99.1 hereto are the Audited Balance Sheet of UCB FD Bioproducts (A division of UCB Group) as of December 31, 2004 and the related Audited Statements of Income, Divisional Equity, and Cash Flows for the year then ended and the related notes to the financial statements.

Financial Statements of Business Acquired—UCB FD Bioproducts (A division of UCB Group)

Attached as Exhibit 99.2 hereto are the Unaudited Balance Sheet of UCB FD Bioproducts (A division of UCB Group) as of November 30, 2005 and the related Unaudited Statements of Income, Divisional Equity, and Cash Flows for the period of 11 months then ended and the related notes to the financial statements.

(b)	Pro Forma Financial Information

Attached as Exhibit 99.3 hereto is the Unaudited Pro Forma Condensed Combined Statement of Income and notes thereto for the year ended May 31, 2005 and the Unaudited Pro Forma Condensed Combined Balance Sheet as of November 30, 2005 and the Unaudited Pro Forma Condensed Combined Statement of Income and notes thereto for the period of six months then ended.

The acquisition cost will be allocated to the assets acquired based on their estimated fair values. Preliminarily the excess of acquisition costs over the estimated fair value of acquired assets has been allocated to intangibles. This allocation may be adjusted following the completion of the final valuations of the assets acquired. The Unaudited Pro Forma Condensed Consolidated Financial Statements were derived from the financial statements of the acquired company and do not give effect to any synergies related to operational changes or anticipated costs of integration that may occur as a result of or following the acquisition.

The Unaudited Pro Forma Condensed Statements of Operations are for informational purposes only. This information does not purport to present the results of operations had the acquisitions occurred on the dates specified, nor are they necessarily indicative of either expected future results of operations. The Unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with the historical financial statements and accompanying notes included in Neogen Corporation’s filings with the Securities and Exchange Commission or with the historical financial statements of the dairy antibiotics business of UCB included with the Form 8-K/A.

(d)	Exhibits

Exhibit 23.1 Consent of Ernst & Young LLP

Exhibit 99.1 Financial Statements

FINANCIAL STATEMENTS OF BUSINESS TO BE ACQUIRED:

Audited Financial Statements for the year ended December 31, 2004

Exhibit 99.2 Financial Statements

FINANCIAL STATEMENTS OF BUSINESS TO BE ACQUIRED:

Unaudited Financial Statements for the period of 11 months ended November 30, 2005

Exhibit 99.3 Pro Forma Financial Information

PRO FORMA FINANCIAL INFORMATION OF BUSINESS TO BE ACQUIRED:

Unaudited Pro Forma Financial Information for the year ended May 31, 2005

Unaudited Pro Forma Financial Information as of and for the period of 6 months ended November 30, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGEN CORPORATION

Date: March 1, 2006	/s/ RICHARD R. CURRENT
Richard R. Current
Chief Financial Officer